UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2023

BioXcel Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38410	82-1386754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Long Wharf Drive

New Haven, CT 06511

(Address of principal executive offices, including Zip Code)

(475) 238-6837

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BTAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2023, BioXcel Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2023 and provided a business update. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No. Description

99.1	Press release, dated November 14, 2023

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2023	BIOXCEL THERAPEUTICS, INC.

/s/ Richard Steinhart
By: Richard Steinhart
Title: Chief Financial Officer